VERTEX ENERGY, INC.

2019 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms in the Stock Option Agreement (the “Option Agreement”) have the same meanings as defined in the Vertex Energy, Inc. 2019 Equity Incentive Plan (as amended from time to time)(the “Plan”).

I.NOTICE OF STOCK OPTION GRANT

Optionee: [Optionee]

Address: See signature page of this Option Agreement

You have been granted an Option to purchase Common Stock (the “Option”) of Vertex Energy, Inc. (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Date: [Grant Date]

Vesting Commencement Date: [Vesting Commencement Date]

Exercise Price per Share: $6.46

Total Number of Shares Granted: [Total Number of Shares Granted]

Total Exercise Price: [Total Exercise Price]

Type of Option: [Type]

Expiration Date: May 14, 2023

Vesting Schedule: 1/4th of such Options vest on the first, second, third and fourth anniversaries of the Vesting Commencement Date, subject to the terms hereof and the Plan.[1]

To the extent vested, this Option will be exercisable for three (3) months following the Termination of Service of Optionee, unless termination is due to Optionee’s death or Disability, in which case this Option will be exercisable for twelve (12) months following the Termination of Service of Optionee. In the event of termination due to Optionee’s death, the Company shall
1 To the extent that the number of Options is not evenly divisible by 1/4th, the number of Options which vest to the Optionee shall be rounded up to the nearest whole share for the first anniversary, and for each anniversary thereafter, until such remainder Options (i.e., the number of Options which would be left if the number of Options granted hereunder was divided by 1/4th, rounded down to the nearest whole share, and multiplied by four), have been vested in full.
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use commercially reasonable efforts to notify Optionee’s estate of the exercisability of the Option following Optionee’s death. Notwithstanding the foregoing sentence, in no event may this Option be exercised following the Termination of Service of Optionee as determined by the Company’s Board to be for Cause or after the Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

“Cause” has the meaning ascribed to such term or words of similar import in Optionee’s written employment or service contract with the Company or its parent or any subsidiary and, in the absence of such agreement or definition, means Optionee’s (i) conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company or its subsidiaries, or any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with Optionee’s duties or willful failure to perform Optionee’s responsibilities in the best interests of the Company or its subsidiaries; (v) illegal use or distribution of drugs; (vi) violation of any material rule, regulation, procedure or policy of the Company or its subsidiaries, the violation of which could have a material detriment to the Company; or (vii) material breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by Optionee for the benefit of the Company or its subsidiaries, all as reasonably determined by the Company’s Board of Directors, which determination will be conclusive.

Modifications to Option Agreement: None.

Legends.

a.All certificates representing the Shares issued upon exercise of this Option shall, prior to such date as the Plan and Common Stock hereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, where applicable, have endorsed thereon the following legend:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS IS NOT REQUIRED.
b.If the Option is an incentive stock option (ISO), then the following legend will be included:
THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY
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MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED. THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.
II. AGREEMENT

1. Grant of Option. The Administrator grants to the Optionee named in the Notice of Stock Option Grant in Part I of this Option Agreement, an Option to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Code section 422. Nevertheless, to the extent that it exceeds the $100,000 rule of Code section 422(d), this Option will be treated as a Nonstatutory/Non-Qualified Stock Option.

2. Exercise of Option.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option is exercisable by (i) delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and other representations and agreements as may be required by the Company and (ii) paying the Company in full the aggregate Exercise Price as to all Shares being acquired, together with any applicable tax withholding.

This Option will be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares will be issued pursuant to the exercise of an Option unless the issuance and exercise of Shares complies with applicable state and federal laws (“Applicable Laws”). Assuming compliance, for income tax purposes the Shares will be considered transferred to the Optionee on the date on which the Option is exercised with respect to the Shares.

3. Method of Payment. The aggregate Exercise Price may be paid by any of the following, or a combination thereof, at the election of the Optionee:
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(a) cash;

(b) check;

(c) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(d) other shares of Common Stock, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(e) by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate Exercise Price of the Shares being acquired;

(f) any combination of the foregoing methods of payment; or

(g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

4. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Laws. The Company will be relieved of any liability with respect to any delayed issuance of shares or its failure to issue shares if such delay or failure is necessary to comply with Applicable Laws.

5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement are binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

6. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during the term only in accordance with the Plan and the terms of this Option.

7. Tax Obligations.

(a) Withholding Taxes. Optionee agrees to arrange for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee is an Incentive Stock Option (“ISO”), and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Grant Date, or (ii) the date one (1) year after the date of exercise, the Optionee must
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immediately notify the Company of the disposition in writing. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

(c) Code Section 409A. Under Code section 409A, an Option that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the Grant Date (a “discount option”) may be considered deferred compensation. An Option that is a discount option may result in (i) income recognition by the Optionee prior to the exercise of the Option, (ii) an additional twenty percent (20%) tax, and (iii) potential penalty and interest charges. Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share Exercise Price of this Option equals or exceeds Fair Market Value of a Share on the Grant Date in a later examination. Optionee agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the Grant Date, Optionee will be solely responsible for any and all resulting tax consequences.

8. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OR DIRECTOR AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING OPTIONEE) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR DIRECTOR FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING OPTIONEE) TO TERMINATE OPTIONEE’S RELATIONSHIP AS AN EMPLOYEE OR DIRECTOR AT ANY TIME, WITH OR WITHOUT CAUSE.

9. Notices. All notices or other communications which are required or permitted hereunder will be in writing and sufficient if (i) personally delivered or sent by telecopy, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

(a) if to the Optionee, to the address (or telecopy number) set forth on the Notice of Stock Option Grant; and

(b) if to the Company, to its principal executive office as specified in any report filed by the Company with the Securities and Exchange Commission or to such address as the Company may have specified to the Optionee in writing, Attention: Corporate Secretary;

or to any other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any communication will be deemed to have been given (i) when delivered, if personally delivered, or when telecopied, if telecopied, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by
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nationally-recognized overnight courier and (iii) on the fourth Business Day following the date on which the piece of mail containing the communication is posted, if sent by mail. As used herein, “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

10. Specific Performance. Optionee expressly agrees that the Company will be irreparably damaged if the provisions of this Option Agreement and the Plan are not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Option Agreement or the Plan by the Optionee, the Company will, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or decree for specific performance, in accordance with the provisions hereof and thereof. The Administrator has the power to determine what constitutes a breach or threatened breach of this Option Agreement or the Plan. The Administrator’s determinations will be final and conclusive and binding upon the Optionee.

11. No Waiver. No waiver of any breach or condition of this Option Agreement will be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

12. Optionee Undertaking. The Optionee agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Option Agreement.

13. Modification of Rights. The rights of the Optionee are subject to modification and termination in certain events as provided in this Option Agreement and the Plan.

14. Governing Law. This Agreement is governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to its conflict or choice of law principles that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

15. Counterparts; Facsimile Execution. This Option Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which together constitute one and the same instrument. Facsimile execution and delivery of this Option Agreement is legal, valid and binding execution and delivery for all purposes.

16. Entire Agreement. The Plan, this Option Agreement, and upon execution, the Exercise Notice, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

17. Severability. In the event one or more of the provisions of this Option Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provisions of this Option
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Agreement, and this Option Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

18. WAIVER OF JURY TRIAL. THE OPTIONEE EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS OPTION AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Remainder of page left intentionally blank.]

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Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE		VERTEX ENERGY, INC.

Signature	________________	By:	________________

Print Name:	________________	Print Name: Title:	________________ ________________

Address:	________________ ________________	Address:	1331 Gemini Suite 250 Houston, TX 77058

Date Signed:	________________	Date Signed:	________________, 2023

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EXHIBIT A

2019 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Vertex Energy, Inc.
1331 Gemini Street, Suite 250
Houston, Texas 77058

Attention: Vertex Energy, Inc., Corporate Secretary

1. Exercise of Option. Effective as of today, _____________, _____, the undersigned (“Optionee”) elects to exercise Optionee’s option to purchase ___________ shares of the Common Stock (the “Shares”) of Vertex Energy, Inc. (the “Company”) under and pursuant to the Vertex Energy, Inc. 2019 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated May 17, 2023 and effective May 14, 2023 (the “Option Agreement”).

2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder exists with respect to the Optioned Stock, notwithstanding the exercise of the Option. Subject to the requirements of Section 6 below, the Shares will be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in the Plan.

5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6. Refusal to Transfer. The Company will not (i) transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice, or (ii) be required to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice inures to the benefit of
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the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice is binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice will be submitted by Optionee or by the Company forthwith to the Administrator for review at its next regular meeting. The resolution of disputes by the Administrator will be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to its conflict or choice of law principles that might otherwise refer construction or interpretation of this Exercise to the substantive law of another jurisdiction. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice will continue in full force and effect.

10.    Optionee Representations.

(a) With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, Optionee agrees that in no event shall Optionee make a disposition of any of the Common Stock, unless and until: (i) Optionee shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition; and (ii) Optionee shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the U.S. federal, state or foreign securities laws has been taken; or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Subsection.

(b) Optionee understands that if a registration statement covering the Common Stock under the Securities Act is not in effect when Optionee desires to sell the Common Stock, Optionee may be required to hold the Common Stock for an indeterminate period. Optionee also acknowledges that Optionee understands that any sale of the Common Stock which might be made by Optionee in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

11. Other Documents. Optionee hereby acknowledges receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act of 1933, as amended, including, but not limited to, the information required by Part I of Form S-8, if applicable.

12. Notices. Any notice required or permitted hereunder will be provided in writing and deemed effective if provided in the manner specified in the Option Agreement.

13. Further Instruments. The parties agree to execute any further instruments and to take any further action as may be reasonably necessary to carry out the purposes and intent of the Option Agreement and this Exercise Notice.
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14. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

[Signature page follows.]

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Submitted by:	Accepted by:
OPTIONEE	VERTEX ENERGY, INC.

Signature________________	By: ________________

Print Name: ________________	Print Name: ________________

Address: ________________

Date Received: ________________

[This page is only to be executed upon exercise of the Option, or any part thereof]

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